Exhibit 99.2

ASSIGNMENT AND ASSUMPTION

For good and valuable consideration, the receipt of which is hereby acknowledged, Principal Global Investors, LLC (“Assignor”) does hereby assign to Principal Real Estate Investors, LLC (“Assignee”) as of May 1, 2017 all of Assignor’s rights, powers, duties, responsibilities, obligations and liabilities, in its capacity of sub-servicer, in and under each of the Agreements listed on Exhibit A attached hereto (collectively, the “Agreements” and the assignments thereof, collectively, the “Assignments”).

By execution hereof, Assignee hereby accepts each of the Assignments and assumes all rights, powers, duties, responsibilities, obligations and liabilities of sub-servicer under each of the Agreements, as of May 1, 2017.

This Assignment and Assumption contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement, arrangement or understanding pertaining to any such matters shall be effective for any purpose.

EXECUTED this 1st day of May, 2017.

ASSIGNOR:

PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company

By	/s/ Diane McGuire
Name:	Diane L. McGuire
Title:	Director – CMS Asset Management

By	/s/ Steven Johnson
Name:	Steven R. Johnson
Title:	Managing Director
Commercial Mortgage Servicing

ASSIGNEE:

PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company

By	/s/ Diane McGuire
Name:	Diane L. McGuire
Title:	Director – CMS Asset Management

By	/s/ Steven Johnson
Name:	Steven R. Johnson
Title:	Managing Director
Commercial Mortgage Servicing

Exhibit A

Pool	Document
Wells Fargo Commercial Mortgage Trust 2011-C2 Series 201 l-C2	The Sub-Servicing Agreement dated March 1, 2011, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2011-C3 Commercial Mortgage Pass- Through Certificates Series 2011-C3	The Sub-Servicing Agreement dated June 1, 2011, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2011-C4 Commercial Mortgage Pass- Through Certificates Series 2011-C4	The Sub-Servicing Agreement dated August 1, 2011, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2011-05 Commercial Mortgage Pass- Through Certificates Series 2011-05	The Sub-Servicing Agreement dated November 1, 2011, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2012-C8 Commercial Mortgage Pass- Through Certificates Series 2012-C8	The Sub-Servicing Agreement dated August 1, 2012, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2012-C9 Commercial Mortgage Pass- Through Certificates Series 2012-C9	The Sub-Servicing Agreement dated October 1, 2012, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2012-C10 Commercial Mortgage Pass- Through Certificates Series 2012-C10	The Sub-Servicing Agreement dated December 1, 2012, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2013-C11 Commercial Mortgage Pass- Through Certificates Series 2013-C11	The Sub-Servicing Agreement dated February 1, 2013, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2013-C13 Commercial Mortgage Pass- Through Certificates Series 2013-C13	The Sub-Servicing Agreement dated May 1, 2013, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2013-C17 Commercial Mortgage Pass- Through Certificates Series 2013-C17	The Sub-Servicing Agreement dated November 1, 2013, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2014-LC14 Commercial Mortgage Pass- Through Certificates Series 2014-LC14	The Sub-Servicing Agreement dated February 1, 2014, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Wells Fargo Commercial Mortgage Trust 2014-LC16 Commercial Mortgage Pass- Through Certificates Series 2014-LC16	The Sub-Servicing Agreement dated June 1, 2014, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2014-C19 Commercial Mortgage Pass- Through Certificates Series 2014-C19	The Sub-Servicing Agreement dated March 1, 2014, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

WFRBS Commercial Mortgage Trust 2014-C21 Commercial Mortgage Pass- Through Certificates Series 2014-C21	The Sub-Servicing Agreement dated August 1, 2014, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Wells Fargo Commercial Mortgage Trust 2015-C27 Commercial Mortgage Pass- Through Certificates Series 2015-C27	The Sub-Servicing Agreement dated March 1, 2015, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-P1	The Sub-Servicing Agreement dated August 1, 2015, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Wells Fargo Commercial Mortgage Trust 2015-P2 Commercial Mortgage Pass- Through Certificates Series 2015-P2	The Sub-Servicing Agreement dated December 1, 2015, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Citigroup Commercial Mortgage Trust 2016-P3 Commercial Mortgage Pass- Through Certificates Series 2016-P3	The Sub-Servicing Agreement dated April 1, 2016, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)

Citigroup Commercial Mortgage Trust 2016-P4 Commercial Mortgage Pass- Through Certificates Series 2016-P4	The Sub-Servicing Agreement dated July 1, 2016, by and between Principal Global Investors, LLC (“Principal Global”) and Wells Fargo Bank, National Association, (“Wells”) (the “SSA”)